United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-8820
                                   ---------------------------------------------

         The Markman MultiFund Trust
--------------------------------------------------------------------------------
(Exact name of registrant as specified in charter)

         6600 France Avenue South, Minneapolis, Minnesota 55435
--------------------------------------------------------------------------------
(Address of principal executive offices)             (Zip code)

Robert J. Markman, 6600 France Avenue South, Minneapolis, Minnesota 55435
--------------------------------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code:  (952) 920-4848
                                                   -----------------------------

Date of fiscal year end:       12/31
                        --------------------

Date of reporting period:  06/30/06
                         -----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

[Markman Core Growth Fund logo]
formerly Markman Total Return Core Fund
06.30.2006
Semi-Annual Report

A Sobering First Half

The financial markets, both globally and here in the U.S., careened and skidded to a disappointing mid year pause. While starting the year strongly, the Markman Core Growth Fund was not immune to the across the board dislocations that occurred in the May/June sell-off, and we finished the first half of 2006 with a return of 2.64%, compared to the 2.71% return of the S&P 500 Index. Most of our peers, however, did not fare even this well: the Morningstar Large Cap Growth Fund category averaged -0.92% and the Lipper Multi-Cap Growth category averaged -0.11%.

We continue to perform well against other funds of our type. Year-to-date, we rank in the 9th percentile in our Morningstar category and the 20th percentile in our Lipper category. For the three year period ending June 30, 2006 we are ranked in the top 1% of our Morningstar category and the 12th percentile in our Lipper category. We are pleased that the broad changes in approach --specifically moving to a portfolio constructed primarily of common stocks as opposed to mutual funds--that was implemented January 1, 2003, seems to have paid off thus far for Fund participants.

Overall performance was enhanced by profitable positions and/or trades in a number of stocks, including Norfolk Southern, Chicago Mercantile Exchange, India Fund, Boeing, Starbucks, Vornado Realty and Oil Service HOLDRs. Conversely, our returns suffered from our holdings in United Health, Apple, Chico's, Quality Systems, St. Jude and Zimmer Holdings, among others. The single most important contributor to our outperformance compared to our large cap growth peers was the relatively low weighting we gave to stocks in the large cap tech sector. Names like Dell, Intel, and Microsoft--staples of most large cap growth funds--continue to disappoint, from a stock price standpoint. They are conspicuous by their absence in our portfolio.

Sharp eyed readers might note that our underperformers included positions in the health care sector, reinforcing my warning in our 2005 Annual Report that "stock prices and mega trends don't always move in lock-step." While the larger `ageing boomer' theme still, in our opinion, has long term validity, we took our tactical cue from the old proverb: `Do not push the river. It will flow by itself.'

Accordingly, though we still favor this sector long term, we sold and/or traded around our positions in an effort to preserve capital and create at least some short term value. We closed out our Zimmer position at an average price above $65/share. By June 30 it was below $57/share. We exited St. Jude at an average price some $12-$13 above the $32.42 it closed at on June 30. That said, the fact that the market is punishing these stocks does not necessarily reflect the genuine longer term prospects for these companies. So I fully expect to see them play a role in our investment strategy and will look to re-enter at favorable price points.

We treated UnitedHealth slightly differently. This stock suffered from a one-two punch of general market disdain for health related stocks coupled with an unfolding options scandal. Because we felt so strongly about the underlying fundamentals and the intrinsic value of the company, we took the tactical course of not fully exiting, but merely `trading around' the volatility. We significantly reduced our position by the spring and by the end of June were once again building it up at lower prices. Because we believe the short term risks have been fully discounted in the current price, do not be surprised to once again see UnitedHealth as one of our larger positions.

--------------------------------------------------------------------------------
First Half of 2006 Performance Against Market Index and Fund Peers

[BAR CHART]

MTRPX                                 2.64%
S&P 500                               2.70%
Morningstar Large Cap Growth         -0.92%
Lipper Multi-Cap Growth              -0.11%


---------------------------
Top Ten Holdings
of the Stock Portfolio
06.30.06

Google                 3.8%
---------------------------
Apple Computer         3.8%
---------------------------
Chicago Mercantile     3.6%
---------------------------
Valero Energy          3.5%
---------------------------
Vornado Realty         3.4%
---------------------------
Capital One            3.3%
---------------------------
Oil Service HOLDRs     3.3%
---------------------------
Catepillar, Inc.       3.3%
---------------------------
Quest Diagnostics      3.2%
---------------------------
Sears                  3.1%
---------------------------
Total in Top Ten      34.3%
---------------------------

(1) The MORNINGSTAR LARGE CAP BLEND CATEGORY: Funds that have portfolios that are fairly representative of the overall stock market in both size, growth rates, and price. These funds tend to invest across the spectrum of U.S. industries.

(2) The LIPPER FLEXIBLE PORTFOLIO CATEGORY: Funds that allocate investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return.

Past performance is not a guarantee of future results.

First Half Dynamics: Sound and Fury, Signifying...Something?

The extreme volatility (both up and down) that we saw in the first half of the year was, in and of itself, not much of a surprise. Markets, as J.P. Morgan noted a century ago, fluctuate. What was surprising was the fact that this volatility unfolded in the face of virtually no change in the underlying fundamentals in global and domestic markets. By most major broad measures--growth, inflation, interest rates, energy and commodity prices, little happened that would be cause for alarm. In fact, with the exception of the continued strength in oil prices, most metrics changed in directions that would normally be considered positive for financial markets.

For example, commodity prices moderated, suggesting that future materials-based inflation pressure in the system may abate. Employment continued to be strong, indicating that consumer spending would not likely decline significantly in the near term. Synchronized global growth also continued. And for all the obsession with how harshly the Federal Reserve might act, interest rates crept up only modestly. By June 30, the yield on the ten year Treasury note was all of 5.22%. Given that the average yield on this maturity during the 1995-1999 boom was 5.44%, it is hard to lend much credence to the `Fed as economy killer' theory. At least for now.

To be sure, geopolitical uncertainty continues to be a wildcard, much feared by the financial markets. We see the effect of this uncertainty in the risk premium added to the price of oil, and to the flight to safer, `higher quality' investments that occurred in the second quarter. Yet is it not true that global uncertainty has been with us for some time? Is it really that much different now? Or are we mistaken to put too much weight on the financial implications of the picture we see nightly on the TV?

Because by most generally accepted measures, we believe the U.S. stock market could not, as a whole, be considered overvalued. Forward PE ratios on the S&P 500 Index, currently at about 14 times are, in fact, somewhat below historic norms. Certainly they are nowhere near the 25 times we saw at the last market peak. This suggests that we are unlikely to enter a sharp and prolonged bear market, regardless of potential exogenous events. A sharp decline from these levels would only serve to bring the market to such an attractive valuation level that a subsequent counter rally would likely occur.

We can add to this generally benign picture the fact that corporate America appears to be awash with cash. This cash is funding increased dividends, stock buybacks and mergers--all of which must be counted as positives. Yet still, the market struggles.

Making Money In Malaise

Judging by the malaise afflicting many of the former large cap favorites like Microsoft, Dell, GE, Intel, eBay and Yahoo, the multiple contraction that began with the market peak in 2000 has yet to fully run its course. Our best guess is that this is the story the market is straining to telegraph to investors. This can't help but be an extreme disappointment to those who are looking for leadership from some of the former `generals' of the market. Historically, much of the gain achieved in a typical bull market is due to simple multiple expansion. So if we indeed continue to see multiples stabilize at best--or continue to contract--the market is unlikely to make much headway, even in the face of improving underlying fundamentals.

If we are unlikely to have the luxury of riding a `rising tide' in the market, individual stock selection--and smart short term tactical overlays--will be the only way to carry the day. Broad market calls, and sector bets have little chance to create much value. We will be looking to fill the portfolio with companies that are exceeding expectations by a wide enough margin that they can hopefully skirt the overall market multiple contraction issue. And we will also continue to remain willing to use market volatility as an opportunity to `trade around' positions in an effort to create value even in a trendless environment.

--------------------------------------------------------------------------------
Some Final Good News For Taxable Shareholders: We are happy to report to you that our tax profile continues to be favorable. It is a near certainty that the Fund will have no taxable distributions for 2006.
--------------------------------------------------------------------------------

We continue to perform well against other funds of our type. Year-to-date, we rank in the 9th percentile in our Morningstar category and the 20th percentile in our Lipper category. For the three year period ending June 30, 2006 we are ranked in the top 1% of our Morningstar category and the 12th percentile in our Lipper category.

Asset Allocation 06.30.06 [PIE CHART 1]

Stocks 99.1%
Cash    0.9%


Market Caps 06.30.06 [PIE CHART 2]

Small (under 1.5 billion)    5.4%
Mid (1.5-8 billion)          6.3%
Large (over 8 billion)      87.7%

Spotlight On:

Johnson & Johnson JNJ

Johnson & Johnson is a diversified health care company, with strong global leadership position in three important areas: pharmaceuticals, medical devices, and consumer products. This kind of diversification, while not without its own sector specific risks, makes J&J less sensitive to the overall economic cycle. In what might be a late stage of the bull market, with investors seeking less risky investment options, the benefit of this cannot be overestimated.

The overall stability and balance of the company, and it's already awesome cash generating potential, was further enhanced earlier this year with the acquisition of Pfizer's Consumer Products Division. In addition to recognized global brands such as Tylenol, BAND-AID, Mylanta, Stay-Free, Reach, and their famous Johnson Baby line of products, J&J now will own the Listerine, Nicorette, Visine, Sudafed, Benadryl and Zantac brands, among others. Concerns from some quarters about the amount J&J paid for these assets depressed the stock temporarily, but we think those are niggling short term worries that miss the larger and longer term global branding and growth picture.

Recent investor disdain for large caps has pressured J&J shares, even as business continues to thrive. This has created a very attractive valuation environment, with the stock now selling for a PE at the low end of its ten year historic range. With over $17 billion of cash in the `till,' and additional large infusions from operations, management finds itself in a position to increase value from any smart combination of stock buybacks, dividend increases, and acquisitions.

Bottom line for investors: J&J management is among the most respected in the business, the company is a leader in several of the strongest global growth markets, the financial health of the company is rock solid, and it pays a healthy, regularly increasing dividend. When we hear the media talk about a `flight to quality,' we believe this is just the kind of stock that one envisions.

Toyota Motor Corp TM

Toyota continues it's seemingly inexorable march toward global domination in the auto industry. And it's no wonder. With a line up of vehicles that year after year rank high in design, production quality, and technical innovation, they seem to effortlessly execute what Detroit seems to find difficult if not impossible to do.

There are so many things to like about this stock. Financially, Toyota is in great shape. The company sports an A+ credit rating, interest expense is only about 1% of operating income, and they are free of the enormous burden of legacy costs that hobble Ford and GM. Toyota's $20 billion cash hoard (Surprise fact: that cash alone is greater than the entire value of GM) represents a potent force for creating shareholder value thorough increased R&D as well as shareholder buybacks. From a design and productivity standpoint, there is simply no other automaker that is quicker to the mass market with the latest in cutting edge technology. Wrap this in stylishly innovative packages produced with industry-leading quality control manufacturing and it's no wonder that the phrase `discounted new Toyota model' has become something of an oxymoron.

Even though its shares have soared some 50% over the past year in an otherwise lackluster market, we find Toyota to still be very attractively valued. Its current PE is not only some 35% below the median PE for the past ten years, it is actually about 20% below the average yearly low PE for the past ten years. This is a company whose market share and mindshare has grown enormously over the past decade.

So the question is not why we own it, but rather, why do so few others own it? In our view, Wall Street seems to be in something of a time warp/denial/self destructive rut when it comes to the automakers. While Ford and GM's woes are almost daily news, Toyota continues to garner highly positive attention on many fronts. Yet while 18 U.S. analysts follow GM, and 19 follow Ford, only two follow Toyota. Institutions--who you would think would know better--own some 88% of GM, 52% of Ford, yet only about 3% of Toyota. Daily trading volume in GM is seven times greater than Toyota. In our opinion, Wall Street's take on the auto industry is so 1964!

This is more than just a weird point of curiosity. This virtual ignorance of one of the world's major manufacturers is a dynamic that won't last forever. The performance imperative will, at some point, demand that even the most parochial managers drop their obsession with a Detroit that overpromises and underdelivers. When that happens, the flow of funds to Toyota stock can only help to support a price floor that will further enhance this investment's attractiveness.

Vornado Realty Trust VNO

Many stock pickers like to talk about how important management of a company is. I think this is sometimes over-hyped in an unconscious effort to put a human face on investment decisions. The exception is in the real estate sector. Here, the decisions of management are of a scale and impact far larger than those of a typical corporate chieftain. Latch on to the right real estate CEO and they can help make one an awful lot of money. Ecce, Vornado.

Vornado, the nation's fourth largest REIT, owns a diversified portfolio of properties covering office, retail and specialty investments. The majority of its revenues, though, come from the over 110 office properties, representing some 30 million square feet, owned in the New York City and Washington DC/northern Virginia markets.

There are any number of reasons for Vornado to be our single favorite REIT. We like that its core portfolio is in the two strong, supply constrained markets of New York and Washington DC. Its largest tenant, representing some 5% of total revenues, is the U.S. government, so creditworthiness is not an issue; the fact that no other tenant represents more than 1% of total revenue largely insulates Vornado from the risk of any individual tenant defaults.

We also see the focus on the New York City office market as a plus. Manhattan commercial real estate continues to be extremely strong, with vacancy rates at levels that give landlords like Vornado extreme pricing leverage. Of course, this concentration in the New York and DC markets carries risk if the local economies slows, but we feel that potential scenario is not likely to unfold any time in the foreseeable future.

But when all is said and done, what separates Vornado from other equally good large commercial REITS is Chairman and CEO Steve Roth. Forget about Trump; it is Roth who is the colorful, savvy, hard nosed developer who has succeeded by truly thinking outside the box.

With his roots in humble discount retailing, Roth has, through sheer force of will, imagination and astonishingly good purchases parlayed a small strip mall discount retailer into the largest landlord in Manhattan, with a host of trophy properties to show for his efforts. He was among the first--if not the first--to recognize that the real value in some struggling retailers was in the underlying real estate their store sat on. After assuming control of the fabled but troubled Alexander's department store he redeveloped the site of its former flagship store (across the street from Bloomingdales in Manhattan) into luxury office and condo space. Shares of Alexander's, of which Vornado has about one third ownership, have tripled in the last three years.

This real estate variation of the `silk purse out of a sow's ear' was followed similarly by legendary investor Eddie Lampert's transformation of Kmart into Sears Holding Corp (SHLD). While the rest of Wall Street in 2004 scratched its head wondering what Lampert was up to, Roth bought a large hunk of Sears's stock at under $35 per share. Two years later the shares are worth $155. (As you know, we also own shares of Sears.)

Even though Vornado shares have had an impressive run for some time, there are a number of deals in the works, among them a mega redevelopment of the Madison Square Garden site in New York City, that have the potential to further propel these shares upward.

PORTFOLIO OF INVESTMENTS        June 30, 2006 (Unaudited)

        Shares                                                     Market Value

COMMON STOCKS   99.5%

FINANCIAL - 14.7%
        4,000   The Chicago Mercantile Exchange                    $  1,964,600
        21,000  Capital One Financial Corporation                     1,794,450
        11,000  Goldman Sachs Group                                   1,654,730
        25,000  streetTRACKS Gold Trust*                              1,530,750
        13,000  Franklin Resources, Inc.                              1,128,530
                                                                   $  8,073,060

ENERGY/NATURAL RESOURCES   12.8%
        29,000  Valero Energy Corporation                          $  1,929,080
        12,000  Oil Service HOLDRs Trust                              1,793,040
        30,000  Peabody Energy Corporation                            1,672,500
        38,000  BHP Billiton Ltd. - ADR                               1,636,660
                                                                   $  7,031,280

HEALTH CARE/MEDICAL   10.2%
        29,000  Quest Diagnostics, Inc.                            $  1,737,680
        27,000  Johnson & Johnson                                     1,617,840
        25,000  UnitedHealth Group, Inc.                              1,119,500
        30,000  Cerner Corporation*                                   1,113,300
                                                                   $  5,588,320

RETAIL   8.7%
        11,000  Sears Holdings Corporation*                        $  1,703,240
        45,000  Starbucks Corporation*                                1,699,200
        60,000  Select Comfort Corporation*                           1,378,200
                                                                   $  4,780,640

INDUSTRIAL EQUIPMENT & COMPONENTS   6.7%
        24,000  Caterpillar, Inc.                                  $  1,787,520
        10,000  Terex Corporation*                                      987,000
        20,000  The Manitowoc Company, Inc.                             890,000
                                                                   $  3,664,520

LEISURE   5.8%
        60,000  Hilton Hotels Corporation                          $  1,696,800
        45,000  McDonald's                                            1,512,000
                                                                   $  3,208,800

DEFENSE   5.8%
        36,000  Raytheon Company                                   $  1,604,520
        32,000  Ceradyne, Inc.*                                       1,583,680
                                                                   $  3,188,200

        Shares                                                     Market Value

CONSUMER SERVICES   5.7%
        23,000  Altria Group, Inc.                                 $  1,688,890
        26,000  Procter & Gamble Co.                                  1,445,600
                                                                   $  3,134,490

TRANSPORTATION & DELIVERY   4.3%
        22,000  Norfolk Southern Corporation                       $  1,170,840
        10,000  FedEx Corporation                                     1,168,600
                                                                   $  2,339,440

INTERNET COMMERCE   3.8%
        5,000   Google Inc. - Class A*                             $  2,096,650

CONSUMER ELECTRONICS   3.7%
        36,000  Apple Computer, Inc.*                              $  2,056,320

REAL ESTATE INVESTMENT TRUST   3.4%
        19,000  Vornado Realty Trust                               $  1,853,450

AUTOMOTIVE   3.0%
        16,000  Toyota Motor Corp.                                 $  1,673,440

MEDIA   2.6%
        47,000  The Walt Disney Company                            $  1,410,000

SOFTWARE & SERVICES   2.5%
        45,000  Adobe Systems, Inc.*                               $  1,366,200

AGRICULTURE/FOOD PRODUCTS   2.5%
        33,000  Archer-Daniels-Midland Company                     $  1,362,240

AIRCRAFT   2.4%
        16,000  Boeing Company                                     $  1,310,560

HOMEBUILDERS - 0.9%
        20,000  Toll Brothers, Inc.*                               $    511,400

TOTAL COMMON STOCKS                                                $ 54,649,010

MONEY MARKET FUNDS - 0.9%
        509,159 5/3 Prime Money Market Fund                        $    509,159

TOTAL INVESTMENTS SECURITIES 100.4%                                $ 55,158,169
(Cost $50,213,139)

LIABILITIES IN EXCESS OF OTHER ASSETS (0.4%)                           (244,512)

NET ASSETS - 100.0%                                                $ 54,913,657

*     Non-income producing security.
ADR - American Depository Receipt.
See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (Unaudited)

ASSETS
        Investment securities:
                At acquisition cost                                $ 50,213,139
                                                                   ============
                At market value                                    $ 55,158,169
        Accrued income                                                   28,310
        Receivable for securities sold                                3,772,062
        Other assets                                                     23,493
                                                                   ------------
                TOTAL ASSETS                                         58,982,034
                                                                   ------------

LIABILITIES
        Payable for securities purchased                              3,945,617
        Payable for capital shares redeemed                              43,333
        Payable to Adviser                                               37,531
        Payable to other affiliates                                      11,203
        Payable to Trustees                                                 394
        Other accrued expenses and liabilities                           30,299
                                                                   ------------
                TOTAL LIABILITIES                                     4,068,377
                                                                   ------------

NET ASSETS                                                         $ 54,913,657
                                                                   ============
        Net assets consist of:
        Paid-in capital                                            $ 91,691,706
        Accumulated net investment loss                                 (58,304)
        Accumulated net realized losses
          from security transactions                                (41,664,775)
        Net unrealized appreciation on investments                    4,945,030
                                                                   ------------

NET ASSETS                                                         $ 54,913,657
                                                                   ============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value)                                                       4,863,736
                                                                   ============
Net asset value, offering price and
  redemption price per share                                       $      11.29
                                                                   ============


See accompanying notes to financial statements.


STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2006 (Unaudited)

INVESTMENT INCOME
        Dividends                                                  $    381,810
                                                                   ------------

EXPENSES
        Investment advisory fees                                        240,264
        Professional fees                                                34,269
        Compliance fees and expenses                                     27,500
        Administration fees                                              25,000
        Sub transfer agent fees                                          24,723
        Accounting services fees                                         15,000
        Transfer agent fees                                              15,000
        Custodian fees                                                   14,851
        Shareholder report costs                                         14,556
        Registration fees                                                11,658
        Postage and supplies                                             10,314
        Trustees fees and expenses                                        8,819
        Other expenses                                                    6,057
                                                                   ------------
        TOTAL EXPENSES                                                  448,011
                                                                   ------------

NET INVESTMENT INCOME                                                   (66,201)
                                                                   ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS

        Net realized gains from security transactions                 1,954,580

        Net change in unrealized appreciation/depreciation
          on investments                                               (396,068)
                                                                   ------------
NET REALIZED AND UNREALIZED
  GAINS ON INVESTMENTS                                                1,558,512
                                                                   ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                  $  1,492,311
                                                                   ============

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                     For the Six
                                                    Months Ended   For the Year
                                                        June 30,          Ended
                                                            2006   December 31,
                                                     (Unaudited)           2005
                                                    ------------   ------------

FROM OPERATIONS
        Net investment income                       $    (66,201)  $    259,007
        Net realized gains from
          security transactions                        1,954,580      7,623,834
        Net change in unrealized
          appreciation/depreciation
          on investments                                (396,068)    (3,883,316)
                                                    ------------   ------------
    Net increase in net assets from operations         1,492,311      3,999,525
                                                    ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
        From net investment income                            --       (266,678)
                                                    ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
        Proceeds from shares sold                      2,727,866      4,058,376
        Net asset value of shares issued in
          reinvestment of distributions
          to shareholders                                     --        260,837
        Payments for shares redeemed                  (4,421,677)   (13,068,413)
                                                    ------------   ------------
    Net decrease in net assets from
      capital share transactions                      (1,693,811)    (8,749,200)
                                                    ------------   ------------

TOTAL DECREASE IN NET ASSETS                            (201,500)    (5,016,353)

NET ASSETS
        Beginning of period                           55,115,157     60,131,510
                                                    ------------   ------------
        End of period                               $ 54,913,657   $ 55,115,157
                                                    ============   ============

ACCUMULATED NET INVESTMENT INCOME (LOSS)            $    (58,304)  $      7,897
                                                    ============   ============

CAPITAL SHARE ACTIVITY
        Sold                                             236,435        391,401
        Reinvested                                            --         23,712
        Redeemed                                        (384,568)    (1,275,013)
                                                    ------------   ------------
    Net decrease in shares outstanding                  (148,133)      (859,900)
        Shares outstanding,
          beginning of period                          5,011,869      5,871,769
                                                    ------------   ------------
        Shares outstanding,
          end of period                                4,863,736      5,011,869
                                                    ============   ============


FINANCIAL HIGHLIGHTS Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                     Period
                                      Ended
                                   June 30,          Year Ended      Year Ended      Year Ended      Year Ended         Year Ended
                                       2006        December 31,    December 31,    December 31,    December 31,       December 31,
                                 (Unaudited)               2005            2004            2003            2002               2001
                                ------------       ------------    ------------    ------------    ------------       ------------
Net asset value at
  beginning of period           $      11.00       $      10.24    $       9.02    $       6.30    $       8.69       $      11.67
                                ------------       ------------    ------------    ------------    ------------       ------------
Income (loss) from
  investment operations:

      Net investment income             0.01               0.05            0.07            0.08            0.18               0.24

Net realized and unrealized
  gains (losses) on
  investments                           0.28               0.76            1.22            2.72           (2.40)             (2.98)
                                ------------       ------------    ------------    ------------    ------------       ------------
      Total from
        investment operations           0.29               0.81            1.29            2.80           (2.22)             (2.74)
                                ------------       ------------    ------------    ------------    ------------       ------------
Less distributions:

      Dividends from net
        investment income                 --              (0.05)          (0.07)          (0.08)          (0.17)             (0.24)
                                ------------       ------------    ------------    ------------    ------------       ------------
Net asset value at
  end of period                 $      11.29       $      11.00    $      10.24    $       9.02    $       6.30       $       8.69
                                ============       ============    ============    ============    ============       ============
Total return                            2.64%(b)           7.94%          14.31%          44.40%         (25.63%)           (23.54%)
                                ============       ============    ============    ============    ============       ============
Net assets at
  end of period (000s)          $     54,914             55,115    $     60,132    $     59,614    $     52,296       $     37,546
                                ============       ============    ============    ============    ============       ============
Ratio of net expenses
  to average net assets                 1.60%(c)           1.58%           1.44%           1.50%           0.96%              0.95%

Ratio of net investment
  income to average net assets         (0.24%)(c)          0.46%           0.71%           0.97%           1.89%              2.32%

Portfolio turnover rate                  952%(c)            658%            472%            228%            145%(a)            162%

(a) This calculation does not include securities acquired in connection with certain acquisitions in 2002.
(b)   Not annualized.
(c)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers one series of shares to investors, the Markman Core Growth Fund (the Fund) (formerly the Markman Total Return Core
Fund). Prior to December 30, 2002, the Markman Conservative Allocation Portfolio, the Markman Aggressive Allocation Portfolio and the Markman Moderate Allocation Portfolio were series of the Trust. Effective December 30, 2002, the Markman Aggressive Allocation Portfolio, Markman Conservative Allocation Portfolio and Markman Moderate Allocation Portfolio each exchanged substantially all of their respective net assets for shares of the Fund. The performance and accounting history of the Markman Moderate Allocation Portfolio is being assumed by the Fund. The total returns of the Fund are therefore those of the Markman Moderate Allocation Portfolio for periods prior to December 30, 2002.

The fund seeks long term growth of capital by investing in securities including individual securities, open-end mutual funds, closed-end funds, and exchange traded funds. The Fund seeks to minimize risk through careful allocation among asset classes (stocks, bonds, cash), security size (large cap, mid-cap, small cap), investment style (growth, value), and through global diversification.

The following is a summary of the Trust's significant accounting policies:

Securities valuation - Shares of common stocks, closed-end funds and exchange traded funds are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Shares of open-end mutual funds and money market funds in which the Fund invests are valued at their respective net asset values as reported by the underlying funds. Securities for which market quotations are not readily available, or are unreliable, are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation - The net asset value per share of the Fund is calculated daily by dividing the total value of assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the net asset value per share.

Investment income - Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Fund records distributions of short-term capital gains made by mutual funds in which the Fund invests as dividend income and long-term capital gains made by mutual funds in which the Fund invests as realized capital gains.

Distributions to shareholders - Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is the Fund's policy to continue to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the calendar year) plus undistributed amounts from prior years.

The following information is computed on a tax basis as of December 31, 2005:

--------------------------------------------------------------------------------
Tax cost of portfolio
  investments                                                      $ 50,333,680
                                                                   ------------
Gross unrealized
  appreciation on
  investments                                                      $  5,800,010
Gross unrealized
  depreciation on
  investments                                                        (1,245,106)
                                                                   ------------
Net unrealized
  appreciation on
  investments                                                         4,554,904
Capital loss carryforward                                           (42,819,423)
Other temporary
  differences                                                            (5,841)
                                                                   ------------
Accumulated deficit                                                $(38,270,360)
===============================================================================

During the year ended December 31, 2005, the Fund utilized $7,616,247 of capital loss carryforwards. As of December 31, 2005, the Fund had a net capital loss carryforward of $42,819,423 of which $10,901,646 will expire in 2008, $15,969,227 will expire in 2009 and $15,948,550 will expire in 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the acquisitions in 2002, may apply. Based on such limitations, unless the tax law changes, approximately $18,039,838 of these losses will expire unutilized.

As of June 30, 2006, the Fund's federal tax cost of securities was $50,587,825 resulting in net unrealized appreciation of $4,570,344 derived from $5,028,380 of unrealized gross appreciation less $458,036 gross unrealized depreciation.

The tax character of distributions paid by the Fund for the year ended December 31, 2005 was as follows:

--------------------------------------------------------------------------------
From ordinary Income                                                  $  266,678
================================================================================

2. Investment Transactions

During the six months ended June 30, 2006, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and government securities amounted to $257,201,482 and $254,936,009, respectively.

3. Transactions with Affiliates

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other officers of the Trust are also officers of the Adviser or of Integrated Investment Services, Inc. (Integrated) (formerly Integrated Fund Services, Inc.), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT MANAGEMENT AGREEMENT

The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Effective May 1, 2005, the Fund pays the Adviser a fee (Total Fee) composed of: (1) a base fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund's average daily net assets (the Base Fee), and (2) a Performance Fee Adjustment that will add to or subtract from the Base Fee depending on the performance of the Fund in relation to the investment performance of the S&P 500 Index (the "Index"), the Fund's benchmark index, for the preceding twelve month period (the "performance fee adjustment").

The Base Fee will be decreased in a series of breakpoints as the total assets under management for the Fund increase. The break points, and the corresponding Base Fee are as follows:

$0 - $200 million                                                          0.85%
--------------------------------------------------------------------------------
Next $150 million                                                          0.80%
      (on assets from $200 - $350 million)
--------------------------------------------------------------------------------
Next $150 million                                                          0.75%
      (on assets from $350 - $500 million)
--------------------------------------------------------------------------------
Next $150 million                                                          0.70%
      (on assets from $500 - $650 million)
--------------------------------------------------------------------------------
Next $150 million                                                          0.65%
      (on assets from $650 - $800 million)
--------------------------------------------------------------------------------
All additional dollars                                                     0.60%
      (on assets over $800 million)
================================================================================

The maximum yearly Performance Fee Adjustment would be 10 basis points, or one-tenth of a percent, up or down. The Performance Fee Adjustment was not applied until the agreement had been in effect for 12 months ended April 30, 2006 (the "Initial Period"). For the Initial Period, the Adviser received only the Base Fee. The Performance Fee Adjustment is made at the end of each calendar month, after the Initial Period, based on the performance of the Fund relative to the Index for the preceding twelve months, to determine the Total Fee payable for that month. During the six months ended June 30, 2006, the Adviser earned $1,923 under the Performance Fee Adjustment.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT

Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust and Integrated, Integrated supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. Integrated coordinates the preparation of tax returns for the Fund, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. In addition, Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Integrated also calculates the daily net asset value per share and maintains the financial books and records of the Fund. For the performance of these services, the Fund pays Integrated a monthly base administrative fee, an asset- based accounting fee, and a transfer agent fee based on the number of shareholder accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

COMPLIANCE SERVICES

The Trust has contracted with the Adviser to provide the Chief Compliance Officer to the Trust, subject to approval by the board of trustees. The Chief Compliance Officer and his or her designees perform the duties and responsibilities in accordance with Rule 38a-1 under the Investment Company Act of 1940, as amended. The Chief Compliance Officer, among other things, oversees an annual review of the policies and procedures of the Trust and its service providers and provides a summary report of his or her findings to the Board of Trustees. The Chief Compliance Officer's compensation is paid by the Adviser and the Trust reimburses the Adviser for such costs.

In addition, the Trust has contracted with Integrated to provide certain compliance services on behalf of the Trust. Subject to the direction of the Trustees of the Trust, Integrated developed and assisted in implementing a compliance program for Integrated on behalf of the Fund and; provides administrative support services to the Fund's Compliance Program and Chief Compliance Officer.

4. Commitments and Contingencies

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

--------------------------------------------------------------------------------
ADDITIONAL NOTES June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

PROXY VOTING GUIDELINES

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge, upon request, by calling 1-952-920-4848. They are also available on the Securities and Exchange Commission's website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing
(i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-952-920-4848. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 through June 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended June 30, 2006" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                            Net Expense Ratio           Beginning             Ending      Expenses Paid
                                   Annualized       Account Value      Account Value   Six Months Ended
                                June 30, 2006     January 1, 2006      June 30, 2006     June 30, 2006*
                            -----------------   -----------------  -----------------  -----------------
Markman Core Growth Fund
                    Actual               1.60%  $        1,000.00  $        1,026.40  $            8.04
                            ---------------------------------------------------------------------------
              Hypothetical               1.60%  $        1,000.00  $        1,016.86  $            8.00
                            ---------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365] (to reflect the one-half year period).

--------------------------------------------------------------------------------
Stay Informed
--------------------------------------------------------------------------------

Check for net asset values and more.Portfolio/Strategy Updates online

www.markman.com

Call for Bob Markman's weekly market overview and portfolio activity report

800-975-5463

For up-to-the-minute net asset values and account values, all the PriceLine

800-536-8679

For a prospectus, application forms, assistance in completing an application, or general administrative questions, call our HelpLine

800-707-2771

These forms are available:

o     Account Application
o     IRA/Roth Application
o     IRA transfer request
o     Systematic Withdrawal Plan Request
o     Automatic Investment Request
o     Company Retirement Account Application
o     403(b) Plan and Application

The minimum direct investment is $5,000. If you want to invest less than $5,000, you may purchase the Markman Core Growth Fund through: Charles Schwab & Company (800-266-5623), Fidelity Investments (800-544-7558), and TD Waterhouse (800-934-4443), among others. There is no transaction fee when you purchase the Markman Core Growth Fund through these discount brokers.

For additional forms or answers to any questions just contact the Markman Core Growth Fund, between the hours of 8:30 AM and 5:30 PM EST, toll-free

800-707-2771.
--------------------------------------------------------------------------------

Management of the Trust (Unaudited)

Listed in below are the Trustees and principal officers of the Markman MultiFund Trust (the "Trust").

                                                                                               Number of       Other
                                                                                               Portfolios in   Directorships
                        Position(s)                                                            Fund Complex    Held by Trustee
                        Held With       Term of Office(1) and   Principal Occupation(s)        Overseen by     Outside the
Name/Address/Age        Trust           Length of Time Served   During Last 5 yrs              Trustee         Fund Complex
------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:
Robert J. Markman(2)    Chairman of     Since Inception         President, Treasurer and        1               N/A
6600 France Ave. South  the Board                               Secretary of Markman
Edina, MN 55435         and President                           Capital Management, Inc.
Age: 54

(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

(2)   Mr. Markman is an "interested person" of the Trust as defined in the
      Investment Company Act of 1940, as amended, because of his relationship with Markman Capital Management, Inc. Markman Capital Management, Inc.
      serves as the investment adviser to the Trust and, accordingly, as investment adviser to the Fund.
==============================================================================================================================

                                                                                               Number of       Other
                                                                                               Portfolios in   Directorships
                        Position(s)                                                            Fund Complex    Held by Trustee
                        Held With       Term of Office(1) and   Principal Occupation(s)        Overseen by     Outside the
Name/Address/Age        Trust           Length of Time Served   During Last 5 yrs              Trustee         Fund Complex
------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:
Susan Gale Levy         Trustee         Since Inception         Real Estate Advisor,            1               N/A
6600 France Ave. South                                          Edina Realty.
Edina, MN 55435
Age: 53
------------------------------------------------------------------------------------------------------------------------------

Melinda S. Machones     Trustee         Since Inception         Director of Technology          1               St. Luke's
6600 France Ave. South                                          and Strategy, Duluth                            Hospital;
Edina, MN 55435                                                 New Tribune; Self-employed                      St. Luke's
Age: 51                                                         management and technology                       Foundation;
                                                                consultant; Director of                         Marshall
                                                                Information Technologies,                       School
                                                                The College of
                                                                St. Scholastica.
------------------------------------------------------------------------------------------------------------------------------

Michael J. Monahan      Trustee         Since Inception         Vice President-External         1               N/A
6600 France Ave. South                                          Relations, Ecolab.
Edina, MN 55435
Age: 55

(1)   Each Trustee is elected to serve in accordance with the Declaration of
      Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.
==============================================================================================================================

                         Position(s)
                         Held With       Term of Office(1) and     Principal Occupation(s)
Name/Address/Age         Trust           Length of Time Served     During Last 5 yrs
---------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS:

Judith E. Fansler        Secretary       Since Inception           Chief Operations Officer,
6600 France Ave. South   Treasurer       Since May 2003            Markman Capital Management, Inc.
Edina, MN 55435          Chief
                         Compliance
Age: 55                  Officer         Since October 2004
===================================================================================================

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-800-707-2771.

Authorized for distribution only if preceded or accompanied by a current prospectus.

Investment Adviser                      Shareholder Services
Markman Capital Management, Inc.        c/o Integrated Investment Services, Inc.
6600 France Avenue South                P.O. Box 5354
Minneapolis, Minnesota 55435            Cincinnati, Ohio 54201-5354
Telephone: 952-920-4848                 Toll-free: 800-707-2771
Toll-free: 800-395-4848

         MARKMAN
    CORE GROWTH FUND
------------------------
For investors too smart
to do it themselves.

6600 France Avenue South
Minneapolis, MN 55435

Item 2.  Code of Ethics.

Not required in semiannual report filings.

Item 3.  Audit Committee Financial Expert.

Not required in semiannual report filings.

Item 4.  Principal Accountant Fees and Services.

Not required in semiannual report filings.

Item 5. Audit Committee of Listed Companies.

Not applicable and not required in semiannual report filings.

Item 6.  Schedule of Investments.

The schedule is included as part of The Markman Core Growth Portfolio Semiannual Report file under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11.  Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Not applicable in semiannual filing.

(a)(2) Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3) Not applicable.

(b) Certifications required by Item 12(b) of Form N-CSR are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      The Markman MultiFund Trust

By (Signature and Title)
-----------------------
/s/ Robert J. Markman

Robert J. Markman
President

Date:  August 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
-----------------------
/s/ Robert J. Markman

Robert J. Markman
President

Date:  August 31, 2006

By (Signature and Title)
-----------------------
/s/ Judith E. Fansler

Judith E. Fansler
Treasurer and Chief Financial Officer

Date:  August 31, 2006